LEASES (Schedule of Operating Lease Liabilities) (Details) $ in Thousands	Dec. 31, 2019 USD ($)
Lessee Disclosure [Abstract]
2020	$ 14,511
2021	13,162
2022	10,832
2023	8,336
2024	7,356
2025 and thereafter	40,883
Total future lease payments	95,080	[1],[2]
Less imputed interest	(19,112)
Total	$ 75,968

[1]	As of December 31, 2019, we have additional operating lease payments, that have not yet commenced of approximately $6.4 million. These operating leases will commence during 2020 with lease terms of 7 to 11 years.
[2]	Total lease payments have not been reduced by sublease rental payments of $2.1 million due in the future under non-cancelable subleases.